Ex 10.21

                                 FIRST AMENDMENT

                                       TO

          REVOLVING CREDIT, TERM LOAN, GUARANTY AND SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO REVOLVING CREDIT, TERM LOAN, GUARANTY AND SECURITY AGREEMENT, dated as of June 28, 2002 (this "First Amendment"), is entered into by and among EASY GARDENER, INC., a Delaware corporation ("Borrower"), U.S. HOME & GARDEN, INC., a Delaware corporation of which Borrower is a wholly-owned Subsidiary ("Holdings"), the various Subsidiaries of Borrower and Holdings whose names appear on the signature pages hereto or who may hereafter become parties to that certain Revolving Credit, Term Loan, Guaranty and Security Agreement, dated as of November 15, 2001 (as the same may be further amended, modified, supplemented or restated from time to time, the "Loan Agreement"), by executing and delivering an Instrument of Joinder (such Subsidiaries and Holdings sometimes being referred to herein collectively as the "Guarantors" and individually as a "Guarantor"; and the Guarantors and Borrower sometimes being referred to herein collectively as the "Credit Parties" and individually as a "Credit Party"), the financial institutions which are now or which hereafter become a party to the Loan Agreement (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                    RECITALS

      A. The Credit Parties, Lenders and Agent have previously entered into that certain Loan Agreement, pursuant to which Lenders agreed to make certain credit facilities available to Borrower, secured by the Collateral and guaranteed by Guarantors.

      B. The parties desire to enter into this First Amendment to modify the Loan Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the foregoing premises and the agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

      2. Undrawn Availability. The entire text of Section 8.1(dd) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "(dd) Undrawn Availability. After giving effect to the initial Advances hereunder, Borrower shall have Undrawn Availability of at least $2,900,000;"

      3. Permitted Encumbrances. Schedule 1.2 of the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto and incorporated herein by this reference. In furtherance of the foregoing, Lenders and Agent hereby waive any default arising prior to giving effect to this First Amendment due to the failure of the Credit Parties to comply with any requirements of Schedule 1.2 of the Loan Agreement within the time period specified therein.

      4. Reduction of Obligations. If the Obligations are not paid in full by the close of business on July 10, 2002, then effective July 11, 2002, the following amendments to the Loan Agreement shall apply:

                  (a) The following text shall be added to the Loan Agreement as a new definition in Section 1.2:

                  " 'Maximum Obligations' shall mean $25,000,000."

                  (b) The definition of "Maximum Revolving Advance Amount in
                  Section 1.2 of the Loan Agreement is changed from "$31,000,000" to $25,000,000 less the amount outstanding from time to time under the Term Loan."

                  (c) The following text shall be added to the Loan Agreement as
                  Section 2.17:

                        "2.17. Maximum Obligations. At no time shall the sum of
                  the outstanding Revolving Advances plus amounts outstanding under the Term Loan plus any other outstanding Obligations exceed the Maximum Obligations."

      5. Condition Precedent. The effectiveness of this First Amendment is subject to the payment by Borrower of an Amendment Fee, as follows:
            $75,000 on June 28, 2002 by PNC charging Borrower's loan account with PNC for such amount on that date; plus the payment by Borrower to PNC of the sum of $25,000 on the Repayment Date or, at the option of Borrower, by the transfer to PNC by Borrower on the Repayment Date of the sum of $17,000,000 pursuant to a money management agreement for a period of not less than one year. For the purposes hereof, "Repayment Date" shall be the first to occur of (a) the date when the Obligations are paid in full or (b) August 11, 2002.

      6. General Provisions. This First Amendment shall for all purposes be deemed a part of the Loan Agreement and shall be subject to the terms and conditions thereof, as amended hereby. Without limiting the foregoing, this First Amendment shall be subject to the Miscellaneous provisions set forth in Section 16 of the Loan Agreement. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, including, but not limited to, counterparts transmitted by telecopier, when taken together, shall constitute but one and the same instrument. The effect of this First Amendment is limited to the express terms hereof. No provision of the Loan Agreement or any other Loan Document shall be deemed to have been waived, amended or modified in any respect except as and to the extent expressly provided herein. Subject to the specific terms of this Amendment, each and every term and provision of the Loan Agreement and each of the other Loan Documents remains in full force and effect without modification, and the same are hereby ratified and reaffirmed in all respects. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE).

     [remainder of page intentionally left blank; signature pages follow]

      IN WITNESS WHEREOF, each of the parties has caused this First Amendment to be duly executed and delivered by its respective duly authorized officer.

                        EASY GARDENER, INC.,
                        as Borrower

                        By:     /s/ Robert Kassel
                            ---------------------------------------
                        Name:   Robert Kassel
                              -------------------------------------
                        Title:  CEO
                               ------------------------------------


                        PNC BANK, NATIONAL ASSOCIATION,
                        as Lender and as Agent

                        By:     /s/ Ilan Yehros
                            ---------------------------------------
                        Name:   Ilan Yehros
                              -------------------------------------
                        Title:  Vice President
                               ------------------------------------


                        U.S. HOME & GARDEN INC.,
                        as Guarantor

                        By:     /s/ Robert L. Kassel
                            ---------------------------------------

                        Name:   Robert L. Kassel
                              -------------------------------------
                        Title:  CEO
                               ------------------------------------


                        WEATHERLY CONSUMER PRODUCTS GROUP, INC., as Guarantor

                        By:     /s/ Robert L. Kassel
                            ---------------------------------------
                        Name:   Robert L. Kassel
                              -------------------------------------
                        Title:  CEO
                               ------------------------------------


                        WEATHERLY CONSUMER PRODUCTS, INC.,
                        as Guarantor

                        By:     /s/ Robert L. Kassel
                            ---------------------------------------
                        Name:   Robert L. Kassel
                              -------------------------------------
                        Title:  CEO
                               ------------------------------------

                        GOLDEN WEST AGRI-PRODUCTS, INC.,
                        as Guarantor

                        By:     /s/ Robert L. Kassel
                            ---------------------------------------
                        Name:   Robert L. Kassel
                              -------------------------------------
                        Title:  CEO
                               ------------------------------------

                        WEED WIZARD ACQUISITION CORP.,
                        as Guarantor

                        By:     /s/ Robert L. Kassel
                            ---------------------------------------
                        Name:   Robert L. Kassel
                              -------------------------------------
                        Title:  CEO
                               ------------------------------------


                        AMPRO INDUSTRIES, INC.,
                        as Guarantor

                        By:     /s/ Robert L. Kassel
                            ---------------------------------------
                        Name:   Robert L. Kassel
                              -------------------------------------
                        Title:  CEO
                               ------------------------------------